UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                         Date of Report - July 25, 2007
                        (Date of earliest event reported)

                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-22810                  03-0311630
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                   Identification Number)

             1000 Crawford Place, Suite 400, Mount Laurel, NJ 08054
               (Address of principal executive offices) (Zip Code)

                                 (856) 778-2300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 24.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
          Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On July 25, 2007, Ronald R. Pirollo, Mace Security International, Inc.'s ("Mace") Principal Accounting Officer and Corporate Controller, resigned as an officer and employee of Mace, effective immediately.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: July 27, 2007                   Mace Security International, Inc.
                                       (Registrant)


                                       By: /s/ Gregory M. Krzemien
                                           -------------------------------------
                                           Gregory M. Krzemien
                                           Chief Financial Officer and Treasurer